      As filed with the Securities and Exchange Commission on April 5, 2001


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 4, 2001


                            W. R. BERKLEY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                       0-7849                          22-1867895
---------------               ----------------               -------------------
(State or other               (Commission File                  (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)


            165 Mason Street, P.O. Box 2518, Greenwich, CT 06836-2518
            ---------------------------------------------- ----------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (203) 629-3000
                                                           --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events

     Reference is hereby made to the Registration Statement on Form S-3 (File No. 333-57546) (the "Registration Statement") filed by W. R. Berkley Corporation (the "Company"), W. R. Berkley Capital Trust II ("Trust II") and W. R. Berkley Capital Trust III ("Trust III" and, together with the Company and Trust II, the "Registrants") with the Securities and Exchange Commission on March 23, 2001, relating to the registration of $500,000,000 aggregate amount of securities for sale by the Registrants in accordance with the provisions of the Securities Act of 1933, as amended.

     The Company is filing this Current Report on Form 8-K to file the opinions of Prickett, Jones & Elliott, special Delaware counsel to the Registrants, concerning the legality of the preferred securities that may be issued by Trust II and Trust III. These opinions are incorporated by reference as Exhibits 5.2 and 5.3, respectively, to the Registration Statement.

ITEM 7. Exhibits

     5.2 Opinion of Prickett, Jones & Elliott with respect to W. R. Berkley Capital Trust II.

     5.3 Opinion of Prickett, Jones & Elliott with respect to W. R. Berkley Capital Trust III.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        W. R. BERKLEY CORPORATION


                                        By: /s/ Eugene G. Ballard
                                            ------------------------------
                                            Name:  Eugene G. Ballard
                                            Title: Senior Vice President,
                                                   Chief Financial Officer and
                                                   Treasurer

Date: April 5, 2001



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                                  EXHIBIT INDEX

Exhibit:
--------

5.2 Opinion of Prickett, Jones & Elliott with respect to W. R. Berkley Capital Trust II.

5.3 Opinion of Prickett, Jones & Elliott with respect to W. R. Berkley Capital Trust III.